CHOICE HOTELS

INTERNATIONAL

CAMBRIA SUITES

BY CHOICE HOTELS SM

COMFORT SUITES

Comfort INN

SLEEP INN

Clarion

Ascend COLLECTION®

QUALITY

MainStay Suites

Suburban

EconoLodge™

RODEWAY INN

Investor Presentation

May 2010

CHOICE HOTELS INVESTOR PRESENTATION

DISCLAIMER

Certain matters discussed throughout all of this presentation constitute forward-looking statements within the meaning of the federal securities laws. Generally, our use of words such as “expect,” “estimate,” “believe,” “anticipate,” “will,” “forecast,” “plan,” “project,” “assume” or similar words of futurity identify statements that are forward-looking and that we intend to be included within the Safe Harbor protections provided by Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements are based on management’s current beliefs, assumptions and expectations regarding future events, which in turn are based on information currently available to management. Such statements may relate to projections for the company’s revenue, earnings and other financial and operational measures, company debt levels, payment of stock dividends, and future operations. We caution you not to place undue reliance on any forward-looking statements, which are made as of the date of this presentation. Forward-looking statements do not guarantee future performance and involve known and unknown risks, uncertainties and other factors.

Several factors could cause actual results, performance or achievements of the company to differ materially from those expressed in or contemplated by the forward-looking statements. Such risks include, but are not limited to, changes to general, domestic and foreign economic conditions; operating risks common in the lodging and franchising industries; changes to the desirability of our brands as viewed by hotel operators and customers; changes to the terms or termination of our contracts with franchisees; our ability to keep pace with improvements in technology utilized for reservations systems and other operating systems; fluctuations in the supply and demand for hotel rooms; and our ability to manage effectively our indebtedness. These and other risk factors are discussed in detail in the Risk Factors section of the company’s Form 10-K for the year ended December 31, 2009, filed with the Securities and Exchange Commission on March 1, 2010. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

2

CHOICE HOTELS OVERVIEW

Strong, Growing, Global Hotel Franchising Business

Leading gainer of US hotel market share*

– 9.5% share of branded US hotels (+160 basis points over trailing 5 years)*

– 2nd largest U.S. hotelier

65+ year-old hotel distribution company with well-known, diversified brands suitable for various stages of hotel life cycle Core competencies and services drive demand for our brands and deliver business for our franchisees Global pipeline of 759 hotels under construction, awaiting conversion or approved for development.

Source: Choice Internal Data, March 31, 2010

*	Based on number of hotels as of March 31, 2010 (Smith Travel Research)

Highly Attractive Business Model With Strong Financial Returns

Fee-for-service business model

Predictable, profitable, long-term growth in a variety of lodging and economic environments Cumulative free cash flows of more than $1 billion since 1997

– >99% returned to shareholders through share repurchases and dividends

Capital “light” model generates strong after-tax returns on invested capital Long-term franchise contracts and scale represent barriers to entry

3

ONE OF THE LARGEST HOTELIERS

Leading Gainer of Market Share (% of Hotels Open in U.S.)

Market Share % 5 yr. bps (05-10)

11.4%

-10

9.5%

+160

6.0% 6.0% 5.5% 3.8% 2.0% 1.2% 0.9% 0.6%

+90 +160 +100 -70 -60 +20 +20 -80

14 12 10 8 6 4 2 0

Market Share %

Wyndham Choice IHG Hilton Marriott Best Western Accor Carlson Starwood Hyatt

2005 2006 2007 2008 2009 2010

Source: Smith Travel Research, March 31, 2010

4

FAMILY OF WELL-KNOWN AND DIVERSIFIED BRANDS

Estimated Per Room Investment*

New Construction

$105,000+ $45,000+ Targeted Average Daily Rate $100+ $85 $70 $50 Conversion * Excludes cost of land; based on average domestic per-room investment. Source: Choice Internal Data, April 2010

5

CHALLENGING NEAR-TERM ENVIRONMENT FOR NEW CONSTRUCTION HOTEL DEVELOPMENT

New Construction Pipeline Rooms (000’s)

60 129 63 113 78 143 106 260 130 259 176 416 173 319 155 73

2002 2003 2004 2005 2006 2007 2008 2009

Construction Starts

New Project Announcements

U.S. Lodging Industry Change in Room Supply (YOY %)*

20-Year Average, 2.0%

1.6% 1.0% 0.4% -0.1% 0.2% 1.3% 2.5% 3.1% 2.0% 1.0%

2002 2003 2004 2005 2006 2007 2008 2009 2010P 2011P

Sources: Lodging Econometrics (Q4 2009), Smith Travel Research, April 2010. *2010-2011 supply growth projections are averages based on STR and PwC forecasts

6

STRONG LIMITED SERVICE NEW CONSTRUCTION BRANDS POSITIONED WELL FOR LONG-TERM GROWTH

Domestic Hotels

1,745 1,711 1,445 773 632 620 462 389

Holiday Inn Express Hampton Inn / Inn & Suites La Quinta Inn / Inn & Suites Fairfield Inn Country Inn & Suites

Source: Smith Travel Research, Choice Internal Data, March 31, 2010

7

SIGNIFICANT GROWTH OPPORTUNITIES REMAIN IN LARGE CONVERSION MARKET

Domestic Hotels

Chart does not include 17,000+ independent hotels in budget, economy and mid-scale segments

2,017, 1,883, 1,745, 1,711, 1,684, 982, 976, 786, 773, 746, 742, 632, 544, 373, 357, 349, 348, 322, 300, 168

Super 8

Hampton Inn/

Hampton Inn

& Suites

Motel 6

America’s Best Value Inn

Fairfield Inn

Howard Johnson

Knight’s Inn

Best Western

Holiday Inn Express

Days Inn

/Holiday Inn

Holiday Inn

Select

La Quinta

Inn/La Quinta

Inn & Suites

Ramada/Ramada

Limited

Travelodge

Red Roof Inn

Microtel

Source: Smith Travel Research, Choice Internal Data, March 31, 2010

DOMESTIC PIPELINE OF 657 HOTELS

Conversion New Construction

37 8 154 124 116 52 22 39 26 43 36

Extended Stay Economy Upscale Mid-scale

Source: Choice Internal Data, March 31, 2010

STRONG PRESENCE IN MAJOR TRAVEL MARKETS OUTSIDE OF THE U.S.

1,127 properties in more than 30 countries and territories on 5 continents.

Multi-year investments in IT and marketing planned to enhance value proposition for international hotels.

Significant long-term growth opportunity in underrepresented regions/countries.

163 hotels Scandinavia

280 hotels Canada

243 hotels Continental Europe, UK & Ireland

1 hotel Lebanon

28 hotels India

52 hotels Japan

3 hotels China

1 hotel Singapore

1 hotel Malaysia

269 hotels Australia, New Zealand & Papa New Guinea

54 hotels Brazil

13 hotels Central America

19 hotels Mexico

Source: Choice Internal Data, March 31, 2010

SERVICES LIFECYCLE IMPROVES BRANDS AND PROPERTY PERFORMANCE

Brand Planning and Management

• Targeted, differentiated programs, amenities and services for each brand

Portfolio Management

• Repositioning

• Relicensing

• Termination

Procurement Services

• Value-engineered prototypes and design packages

• Negotiated vendor relationships

Training

• On-site

• Regional

• Web-based

• GM Certification

Brand Performance

• Revenue and guest service consulting

• Inventory and rate management

• Local sales and marketing

• Independent third-party quality assurance

Opening Services

• Ensure hotels open successfully and meet or exceed brand standards

MARKETING AND CENTRAL RESERVATION SYSTEM LEVERAGES SIZE, SCALE AND DISTRIBUTION

$300-plus million in annual marketing and reservation system fees

Leverage expertise and innovation in on-line, targeted interactive marketing to influence guest hotel stay decisions

Powerful advertising campaigns

Focus on driving guests to Choice central channels Facilitate “one-stop” shopping Strong and growing global loyalty program Increasing brand awareness

Source: Choice Internal Data, December 2009

STRONG AND GROWING AIDED BRAND AWARENESS

98 99 95

90 87 88

77 80

59 72

57

43 43

N/A N/A 26 19 N/A

14 N/A 14 N/A

Comfort Inn Comfort Suites Sleep Inn Quality Clarion Econo Lodge* Rodeway Inn* MainStay Suburban Extended Stay* Cambria Suites Choice Hotels

2001 2009

Source: Percentage of survey respondents. Millward Brown, December 2009.

*Econo Lodge, Rodeway Inn and Suburban Extended Stay, December 2008.

STRONG, GROWING LOYALTY PROGRAM

Comprehensive loyalty rewards program

More than 10 million members worldwide – contribute over  1/4 of domestic gross room revenues

2.0 million new members added in 2009

Delivers incremental business to all Choice brand hotels

Important selling point for franchise sales

Choice Privileges Revenue as Percent of Domestic Gross Room Revenues*

8.3% 10.0% 12.2% 15.3% 16.2% 17.9% 20.3% 22.0% 25.6%

2001 2002 2003 2004 2005 2006 2007 2008 2009

Source: Choice Internal Data, March 31, 2010 *

2001-2008 Data Excludes Econo Lodge and Rodeway Inn brands

CENTRAL RESERVATIONS SYSTEM (“CRS”) DELIVERY PUTS “HEADS IN BEDS”

Domestic Franchise System Gross Room Revenue Source

Choice Central Reservation Contribution

All Hotel Direct Reservation

= 1/3

$ in Millions

$1,800 $1,600 $1,400 $1,200 $1,000

2005 2006 2007 2008 2009

$1,161 $1,410

Domestic Choice CRS Net Room Revenue

Source: Choice Internal Data, December 2009

CENTRAL RESERVATIONS BOOKINGS CREATE SIGNIFICANT VALUE FOR FRANCHISEES

Domestic Choice CRS Net Channel Share

Central Channel ADR “Premium”

$79.50

$73.35 $73.32

$71.59

$70.71

$66.11

47% 35% 63% 18% 25% 13%

2005 2006 2007 2008 2009

2005 2006 2007 2008 2009

Systemwide Call Center choicehotels.com

Source: Choice Internal Data, December, 2009

LODGING DOWNCYCLE TRENDS

10.0 8.0 6.0 4.0 2.0 0.0 -2.0 -4.0 -6.0 -8.0 -10.0

Gulf war Recession

9/11 Recession

Financial Markets/ Housing Crisis

INDUSTRY

INDUSTRY CHH REVPAR REVPAR CHH REVPAR

2001 -7.0% 2002 -2.7% 2003 +0.3%

2001 -2.4% % 2002 -3.8% 2003 -0.8%

1990 +1.7% 1991 2.7% 1992 +1.4%

1990 +2.0 1991 2.5% 1992 +2.5%

1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010F 2011F

GDP Demand Supply Unemployment

Source: Blue Chip Economic Indicators (5/10), Smith Travel Research, Choice Internal Data

CONVERSION BRAND FRANCHISE SALES OPPORTUNITY IN SOFT NEW CONSTRUCTION ENVIRONMENT

298 300 304 470 552 639 720 770 698 369 364

174 124 116 184 63 241 128 342 182 370 237 402 288 432 327 443 261 437 56 313 60 304

New Construction Conversion Total

Source: Choice Internal Data, March 31, 2010

STRONG, STEADY FRANCHISE SYSTEM GROWTH

Domestic Hotels On-Line

Domestic Rooms On-Line (in thousands)

5-year trend

CAGR = 5.1%

10-year trend

5-year trend

CAGR = 4.6%

5-year trend

CAGR = 4.6%

10-year trend

CAGR = 4.2%

3,123 3,244 3,327 3,482 3,636 3,834 4,048 4,211 4,445 4,716 4,906

1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009

258 266 271 282 294 310 329 339 354 374 389

1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009

Source: Choice Internal Data, December 2009

FRANCHISING REVENUE STREAM LESS VOLATILE THAN REVPAR

($ in millions)

8% 3% -2% -7% -12% -17% $350 $300 $250 $200 $150 $100 $50 $0

1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009

CHH RevPAR

STR Chain Scale (Supply Weighted)

Industry RevPAR

Franchising Revenue

Source: Smith Travel Research, Choice Internal Data, December 2009

ADJUSTED EBITDA LESS VOLATILE THAN INDUSTRY PROFITABILITY

30 ) 250 Industry Profits Adjusted EBITDA

billions millions) 25in

( $ in 200 $ (

150

15

100 10

50 5

0 0 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009

Source: Smith Travel Research, Choice Internal Data, December 2009

CAPITAL “LIGHT” MODEL GENERATES STRONG RETURNS ON INVESTED CAPITAL

After-Tax Return On Invested Capital 78.5%

68.8%

62.9%

49.7%

36.7%

59.5%

48.1%

27.6%

19.5%

15.2% 16.1% 14.7%

1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009

Source: Choice Internal Data, December 2009

TRACK RECORD OF STRONG

EARNINGS PER SHARE PERFORMANCE

Adjusted Diluted Earnings Per Share

$1.73 $1.73

$1.48

$1.68%

$1.25

$1.07

$0.93

$0.76

$0.58

$0.51 $0.51

$0.40

1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009

Note: See appendix for reconciliation of adjusted diluted earnings per share to diluted earnings per share. To improve comparability certain employee severance amounts included in the determination of adjusted diluted earnings per share in this presentation for 2009, 2008 and 2007 differ from amounts reported in Exhibits 8 of our February 11, 2010 and February 10, 2009 earnings announcements.

Source: Choice Internal Data, December 2009, Per Share Amounts Retroactively Adjusted For 2005 Stock Split

OPPORTUNISTIC SHARE REPURCHASES KEY PART OF CAPITAL ALLOCATION STRATEGY

Remaining authority on current authorization –3.6 million shares as of March 31, 2010

11.9 x 11.3 x 8.6 x 10.2 x 11.9 x 11.0 x 14.9 x 17.0 x 20.3 x 14.8 x 10.2 x 10.3 x 13.3 x

7.9 7.2 3.2 24.0 10.8 5.7 6.4 1.6 4.9 2.2 2.1 0.2

1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 3/31/10 YTD

Millions of Shares Repurchased

Avg. TEV/EBITDA

Source: Capital IQ, March 31, 2010, Choice Internal Data, March 31, 2010. Share amounts for 2005 and prior years retroactively adjusted for 2005 two-for-one stock split

HIGH CASH DIVIDEND YIELD COMPARED TO OTHER LODGING C-CORPS

3.7%

2.2% 2.1% 0.6% 0.4% 0.0% 0.0% 0.0% 0.0% 0.0%

Orient-Express

Choice Great Wolf IHG Starwood

Gaylord Hyatt Marriott Red Lion Wyndham

Source: Bloomberg Financial, May 21, 2010

STRONG CREDIT POSITION

Investment grade credit rating

– Moody’s Baa3

– Standard & Poor’s BBB

Strong liquidity position

– $350 million committed revolver matures June 2011

– No debt maturities until 2011 Substantial financial flexibility Minimal contingent liability exposure

Source: Choice Internal Data, December 2009

STRATEGY FOR CHOICE’S BRANDS, GROWTH AND SHAREHOLDERS

Grow and Improve Brands

Continue progress toward long-term goal of domestic market share leadership Increase portfolio profitability of the Comfort brand family Refresh Sleep Inn to improve long-term brand growth potential

Invest in and expand emerging brands/segments – Cambria, Ascend, Extended Stay, International

Enhance Reservations Delivery

Grow Choice Privileges loyalty program – target 2.5+ million new members in 2010 Enhance global sales strategy Deploy revenue management tools designed to improve franchise performance

Allocate Free Cash Flows To “Best And Highest” Use

Continue shareholder-friendly capital allocation policies

Leverage financial capacity/strength to support expansion of emerging brands Evaluate opportunities to enter new segments Invest in IT infrastructure to shore up value proposition for international properties.

Appendix

Reconciliation of Non-GAAP Financial Measurements to GAAP

DISCLAIMER

Adjusted franchising margins, adjusted earnings before interest, taxes depreciation and amortization (EBITDA), adjusted net income, adjusted diluted earnings per share (EPS), franchising revenues, net operating profit after tax (NOPAT), return on average invested capital (ROIC) and free cash flows are non-GAAP financial measurements. These financial measurements are presented as supplemental disclosures because they are used by management in reviewing and analyzing the company’s performance. This information should not be considered as an alternative to any measure of performance as promulgated under accounting principles generally accepted in the United States (GAAP), such as operating income, net income, diluted earnings per share, total revenues or net cash provided by operating activities. The calculation of these non-GAAP measures may be different from the calculation by other companies and therefore comparability may be limited. The company has included the following appendix which reconcile these measures to the comparable GAAP measurement.

CHOICE HOTELS INVESTOR PRESENTATION

FRANCHISING REVENUES AND ADJUSTED FRANCHISING MARGINS

($ amounts in thousands)	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2003
Total Revenues	$ 564,178	$ 641,680	$ 615,494	$ 539,903	$ 472,098	$ 428,208	$ 385,866
Adjustments:							
Marketing and Reservation	(305,379)	(336,477)	(316,827)	(273,267)	(237,822)	(220,732)	(195,219)
Product Sales	-	-	-	-	-	-	-
Hotel Operations	(4,140)	(4,936)	(4,692)	(4,505)	(4,293)	(3,729)	(3,565)
Franchising Revenues	**$ 254,659**	**$ 300,267**	**$ 293,975**	**$ 262,131**	**$ 229,983**	**$ 203,747**	**$ 187,082**
Operating Income	$ 148,073	$ 174,596	$ 185,199	$ 166,625	$ 143,750	$ 124,983	$ 113,946
Adjustments							
Hotel Operations	(987)	(1,502)	(1,451)	(1,311)	(1,068)	(725)	(842)
Acceleration of Management Succession Plan	-	6,605	-	-	-	-	-
Executive Termination Benefits	3,321	-	3,690	-	-	-	-
Curtailment of SERP	1,209	-	-	-	-	-	-
Loss on Sublease of Office Space	1,503	-	-	-	-	-	-
Loan Reserves Related to Impaired Notes Receivable	-	7,555	-	-	-	-	-
Product Sales	-	-	-	-	-	-	-
Impairment of Friendly Investment	-	-	-	-	-	-	-
Net	**$ 153,119**	**$ 187,254**	**$ 187,438**	**$ 165,314**	**$ 142,682**	**$ 124,258**	**$ 113,104**
Adjusted Franchising Margin	**60.1%**	**62.4%**	**63.8%**	**63.1%**	**62.0%**	**61.0%**	**60.5%**

Note: To improve comparability certain employee severance amounts included in the determination of adjusted franchising margins in this presentation for 2009, 2008 and 2007 differ from amounts reported in exhibits 8 of our February 11, 2010 and February 10, 2009 earnings announcements.

Source: Choice Internal Data, December 2009



30

CHOICE HOTELS INTERNATIONAL

FRANCHISING REVENUES AND ADJUSTED FRANCHISING MARGINS (CONTINUED)

($ amounts in thousands) Year Ended Year Ended Year Ended Year Ended Year Ended Year Ended December 31, December 31, December 31, December 31, December 31, December 31, 2002 2001 2000 1999 1998 1997

Total Revenues Adjustments:

Marketing and Reservation Product Sales Hotel Operations

Franchising Revenues

Operating Income Adjustments Hotel Operations

Acceleration of Management Succession Plan Executive Termination Benefits Loan Reserves Related to Impaired Notes Receivable Product Sales Impairment of Friendly Investment

Net

Adjusted Franchising Margin

$ 365,562

(190,145) - (3,331) $ 172,086

$ 104,700

(385) - - - - - $ 104,315

60.6%

$ 341,428

(168,170) - (3,215) $ 170,043

$ 73,577

(714) - - - - 22,713 $ 95,576

56.2%

$ 352,841

(185,367) - (1,249) $ 166,225

$ 92,427

(640) - - - - - $ 91,787

55.2%

$ 324,203

(162,603) (3,871) - $ 157,729

$ 94,170

- - - - 12 - $ 94,182

59.7%

$ 165,474

- (20,748) (1,098) $ 143,628

$ 85,151

35 - - - (1,216) - $ 83,970

58.5%

$ 175,416

- (23,806) (17,303) $ 134,307

$ 77,068

(1,679) - - - (1,037) - $ 74,352

55.4%

Source: Choice Internal Data, December 2009

RETURN ON INVESTED CAPITAL

($ in millions)

Operating Income (a)

Tax Rate(a)

After-Tax Operating Income

+ Depreciation & Amortization

- Maintenance CAPEX

Net Op. Profit After-tax (NOPAT)

Total Assets

- Current Liabilities

Invested Capital

Return on Average Invested Capital

Year Ended December 31, 1998

$85.2 41.7% 49.7 6.7 6.7 $49.7

398.2 64.7

333.6

15.2%

Year Ended December 31, 1999

$94.2 39.5% 57.0 7.7 7.7 $57.0

464.7 88.7

375.9

16.1%

Year Ended December 31, 2000

$92.4 39.0% 56.4 11.6 11.6 $56.4

484.1 93.8

390.3

14.7%

Year Ended December 31, 2001

$96.3 35.0% 62.6 12.5 12.5 $62.6

321.2 71.2

250.0

19.5%

Year Ended December 31, 2002

$104.7 36.5% 66.5 11.3 11.3 $66.5

316.8 84.3

232.5

27.6%

(a) Operating income and tax rate for the year ended December 31, 2001 have been adjusted to exclude the effect of a $22.7 million impairment charge related to the write-off of the company’s investment in Friendly Hotels.

Source: Choice Internal Data, December 2009

RETURN ON INVESTED CAPITAL (CONTINUED)

($ in millions)

Operating Income (a)

Tax Rate(a)

After-Tax Operating Income

+ Depreciation & Amortization

- Maintenance CAPEX

Net Op. Profit After-tax (NOPAT)

Total Assets

- Current Liabilities

Invested Capital

Return on Average Invested Capital

Year Ended December 31, 2003

$113.9 36.1% 72.8 11.2 11.2 $72.8

267.3 102.2

165.1

36.7%

Year Ended December 31, 2004

$125.0 35.1% 81.1 9.9 9.9 $81.1

263.4 102.1

161.3

49.7%

Year Ended December 31, 2005

$143.8 33.0% 96.3 9.1 9.1 $96.3

265.3 120.3

145.0

62.9%

Year Ended December 31, 2006

$166.6 27.4% 121.0 9.7 9.7 $121.0

303.3 139.8

163.5

78.5%

Year Ended December 31, 2007

$185.2 36.0% 118.5 8.6 8.6 $118.5

328.4 147.5

180.9

68.8%

Year Ended December 31, 2008

$174.6 36.3% 111.2 8.2 8.2 $111.2

328.2 135.1

193.1

59.5%

Year Ended December 31, 2009

$148.1 34.8% 96.6 8.3 8.3 $96.6

340.0 131.8

208.2

48.1%

Source: Choice Internal Data, December 2009

FREE CASH FLOWS

($ in thousands)

Net Cash Provided by Operating Activities Net Cash Provided (Used) by Investing Activities Free Cash Flows

Year Ended December 31, 2009

$ 112,216 (3,349) $ 108,867

Year Ended December 31, 2008

$ 104,399 (20,265) $ 84,134

Year Ended December 31, 2007

$ 145,666 (21,284) $ 124,382

Year Ended December 31, 2006

$ 153,680 (17,244) $ 136,436

Year Ended December 31, 2005

$ 133,588 (24,531) $ 109,057

Year Ended December 31, 2004

$ 108,908 (14,544) $ 94,364

Source: Choice Internal Data, December 2009

FREE CASH FLOWS (continued)

($ in thousands)

Net Cash Provided by Operating Activities Net Cash Provided (Used) by Investing Activities Free Cash Flows

Year Ended December 31, 2003

$ 115,304 27,784 $ 143,088

Year Ended December 31, 2002

$ 99,018 (14,683) $ 84,335

Year Ended December 31, 2001

$ 101,712 87,738 $ 189,450

Year Ended December 31, 2000

$ 53,879 (16,617) $ 37,262

Year Ended December 31, 1999

$ 65,040 (36,031) $ 29,009

Year Ended December 31, 1998

$ 38,952 (9,056) $ 29,896

Source: Choice Internal Data, December 2009

CHOICE HOTELS INVESTOR PRESENTATION

ADJUSTED EBITDA

($ in thousands)	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2004
Operating Income	$ 148,073	$ 174,596	$ 185,199	$ 166,625	$ 143,750	$ 124,983
Adjustments						
Acceleration of Management Succession Plan	-	6,605	-	-	-	-
Loss on Sublease of Office Space	1,503	-	-	-	-	-
Executive Termination Benefits	3,321	-	3,690	-	-	-
Curtailment of SERP	1,209	-	-	-	-	-
Loan Reserves Related to Impaired Notes Receivable	-	7,555	-	-	-	-
Product Sales	-	-	-	-	-	-
Impairment of Friendly investment	-	-	-	-	-	-
Depreciation and Amortization	8,336	8,184	8,637	9,705	9,051	9,947
Adjusted EBITDA	**$ 162,442**	**$ 196,940**	**$ 197,526**	**$ 176,330**	**$ 152,801**	**$ 134,930**

Note: To improve comparability certain employee severance amounts included in the determination of adjusted EBITDA in this presentation for 2009, 2008 and 2007 differ from amounts reported in exhibits 8 of our February 11, 2010 and February 10, 2009 earnings announcements.

Source: Choice Internal Data, December 2009



36

CHOICE HOTELS INTERNATIONAL

ADJUSTED EBITDA (CONTINUED)

($ in thousands)

Operating Income Adjustments

Acceleration of Management Succession Plan Loss on Sublease of Office Space Executive Termination Benefits Curtailment of SERP

Loan Reserves Related to Impaired Notes Receivable Product Sales Impairment of Friendly investment Depreciation and Amortization

Adjusted EBITDA

Year Ended December 31, 2003

$ 113,946

- - - - - - - 11,225 $ 125,171

Year Ended December 31, 2002

$ 104,700

- - - - - - - 11,251 $ 115,951

Year Ended December 31, 2001

$ 73,577

- - - - - - 22,713 12,452 $ 108,742

Year Ended December 31, 2000

$ 92,427

- - - - - - - 11,623 $ 104,050

Year Ended December 31, 1999

$ 94,170

- - - - - 12 - 7,687 $ 101,869

Year Ended December 31, 1998

$ 85,151

- - - - - (1,216) - 6,710 $ 90,645

Year Ended December 31, 1997

$ 77,068

- - - - - (1,037) - 9,173 $ 85,204

Source: Choice Internal Data, December 2009

ADJUSTED DILUTED EARNINGS PER SHARE

(In thousands, except per share amounts)

Year Ended December 31, 2009

Year Ended December 31, 2008

Year Ended December 31, 2007

Year Ended December 31, 2006

Year Ended December 31, 2005

Net Income

$98,250

$100,211

$111,301

$112,787

$87,565

Adjustments:

Loss(Gain) on Extinguishment of Debt, Net of Taxes

217

Acceleration of Management Sucession Plan, Net of Taxes

4,135

Executive Termination Benefits, Net of Taxes

2,079

2,310

Loss on Sublease of Office Space, Net of Taxes

941

Curtailment of SERP, Net of Taxes

757

Loan Reserves Related to Impaired Notes Receivable, Net of Taxes

4,729

Resolution of Provisions for Income Tax Contingencies

(12,791)

(4,855)

Income Tax Expense Incurred Due to Foreign Earnings Repatriation

1,192

Loss(Gain) on Sunburst Note Transactions, Net of Taxes

Impairment of and Equity Losses in Friendly Hotels PLC Investment, Net of Taxes

Adjusted Net Income

$102,027

$109,075

$113,611

$100,213

$83,902

Weighted Average Shares Outstanding-Diluted

60,224

62,994

65,766

67,490

66,759

Diluted Earnings Per Share

$1.63

$1.59

$1.69

$1.67

$1.31

Adjustments:

Loss(Gain) on Extinguishment of Debt, Net of Taxes

Acceleration of Management Sucession Plan, Net of Taxes

0.07

Executive Termination Benefits, Net of Taxes

0.02

0.04

Loss on Sublease of Office Space, Net of Taxes

0.02

Curtailment of SERP, Net of Taxes

0.01

Loan Reserves Related to Impaired Notes Receivable, Net of Taxes

0.07

Resolution of Provisions for Income Tax Contingencies

(0.19)

(0.08)

Income Tax Expense Incurred Due to Foreign Earnings Repatriation

0.02

Loss(Gain) on Sunburst Note Transactions, Net of Taxes

Impairment of and Equity Losses in Friendly Hotels PLC Investment, Net of Taxes

Adjusted Diluted Earnings Per Share (EPS)

$1.68

$1.73

$1.73

$1.48

$1.25

Note: To improve comparability certain employee severance amounts included in the determination of adjusted diluted earnings per share in this presentation for 2009 2008 and 2007 differ from amounts reported in exhibits 8 of our February 11, 2010 and February 10, 2009 earnings announcements.

Source: Choice Internal Data, December 2009

CHOICE HOTELS INVESTOR PRESENTATION

ADJUSTED DILUTED EARNINGS PER SHARE
(CONTINUED)

(In thousands, except per share amounts)	Year Ended December 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2000	Year Ended December 31, 1999	Year Ended December 31, 1998
Net Income	$ 74,345	$ 71,863	$ 60,844	$ 14,327	$ 42,445	$ 57,155	$ 55,305
Adjustments:							
Loss(Gain) on Extinguishment of Debt, Net of Taxes	433	-	-	-	-	-	(7,232)
Acceleration of Management Sucession Plan, Net of Taxes	-	-	-	-	-	-	-
Executive Termination Benefits, Net of Taxes	-	-	-	-	-	-	-
Loss on Sublease of Office Space, Net of Taxes	-	-	-	-	-	-	-
Curtailment of SERP, Net of Taxes	-	-	-	-	-	-	-
Loan Reserves Related to Impaired Notes Receivable, Net of Taxes	-	-	-	-	-	-	-
Resolution of Provisions for Income Tax Contingencies	(1,182)	-	-	-	-	-	-
Income Tax Expense Incurred Due to Foreign Earnings Repatriation	-	-	-	-	-	-	-
Loss(Gain) on Sunburst Note Transactions, Net of Taxes	-	(3,383)	-	-	4,721	-	-
Impairment of and Equity Losses in Friendly Hotels PLC Investment, Net of Taxes	-	-	-	37,166	7,532	-	-
Adjusted Net Income	$ 73,596	$ 68,480	$ 60,844	$ 51,493	$ 54,698	$ 57,155	$ 48,073
Weighted Average Shares Outstanding-Diluted	69,000	73,349	80,114	89,144	106,506	111,334	119,096
Diluted Earnings Per Share	$ 1.08	$ 0.98	$ 0.76	$ 0.16	$ 0.40	$ 0.51	$ 0.46
Adjustments:							
Loss(Gain) on Extinguishment of Debt, Net of Taxes	0.01	-	-	-	-	-	(0.06)
Acceleration of Management Sucession Plan, Net of Taxes	-	-	-	-	-	-	-
Executive Termination Benefits, Net of Taxes	-	-	-	-	-	-	-
Loss on Sublease of Office Space, Net of Taxes	-	-	-	-	-	-	-
Curtailment of SERP, Net of Taxes	-	-	-	-	-	-	-
Loan Reserves Related to Impaired Notes Receivable, Net of Taxes	-	-	-	-	-	-	-
Resolution of Provisions for Income Tax Contingencies	(0.02)	-	-	-	-	-	-
Income Tax Expense Incurred Due to Foreign Earnings Repatriation	-	-	-	-	-	-	-
Loss(Gain) on Sunburst Note Transactions, Net of Taxes	-	(0.05)	-	-	0.04	-	-
Impairment of and Equity Losses in Friendly Hotels PLC Investment, Net of Taxes	-	-	-	0.42	0.07	-	-
Adjusted Diluted Earnings Per Share (EPS)	$ 1.07	$ 0.93	$ 0.76	$ 0.58	$ 0.51	$ 0.51	$ 0.40

Source: Choice Internal Data, December 2009



39

CHOICE HOTELS INTERNATIONAL